UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2009

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TEMECULA VALLEY BANCORP INC.
(Exact name of Registrant as specified in its charter)

California	001-33897	46-0476193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

27710 Jefferson Avenue Suite A100 Temecula, California	92590
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (951) 694-9940

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 –  Results of Operations and Financial Condition.

On February 3, 2009, we issued a press release disclosing information regarding our results of operations for the quarter and year ended December 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1.

Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 –  Financial Statements and Exhibits.

(d)       Exhibits

            The following exhibits are attached with this Form 8-K:

99.1     Press Release dated February 3, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMECULA VALLEY BANCORP INC.

Date: February 4, 2009	By:	/s/ FRANK BASIRICO
Frank Basirico
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated February 3, 2009